EXHIBIT 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is made as of January 28 , 2022 (the “Effective Date”), by and among Marko Radisic (the “Seller”), GBT Technologies (the “Purchaser”) and Touchpoint Group Holdings,Inc. (the “Company”).

WHEREAS, the Purchaser, the Seller and the Company desire to enter into a written agreement pursuant to which the Purchaser shall purchase from the Seller, and the Seller shall sell tothe Purchaser, ten thousand (10,000) shares of the Series A Convertible Preferred Stock of the Company for an aggregate purchase price of one hundred and twenty five thousand ($125,000) dollars (the “Purchase Price”) or twelve dollars ($12.50) and fifty cents per share (the “Per Share Purchase Price”), which shares the Company confirms were previously purchased by and issued to the Seller pursuant to the Agreement annexed hereto as attachment A.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
PURCHASE AND CLOSING

Section 1.1 Purchase and Sale of the Shares. At the Closing (as defined below), upon the termsand conditions set forth in this Agreement, the Purchaser shall purchase from the Seller and the Seller shall sell and transfer to the Purchaser, ten thousand shares (the “Shares”) of the Series A Convertible Preferred Stock which been issued by the Company on December 11, 2021 (the “Series A Preferred”) in exchange for the payment by the Purchaser of the Purchase Price. To facilitate the transfer of the Shares, the Purchaser shall wire the Purchase Price to the Company which shall cause its transfer agent to cancel the Shares currently held by Seller and reissue the Shares in the name of Purchaser.

Section 1.2          The Closing. The closing of the purchase and sale of the Shares hereunder (the “Closing”) shall take place remotely via the electronic exchange of documents and signatures on or as soon as reasonably practical after the date hereof. At the Closing, the Purchaser shall transfer the Purchase Price to the Company via wire transfer ofimmediately available funds in accordance with the wire instructions provided by the Company to the Purchaser. Prior of transfer the Purchase Price the Seller to provide Purchaser with original stock power acceptable to the Company transfer agent.

Section 1.3           Use of Proceeds. The Company covenants and agrees that the proceeds of the purchase of the Shares will be used to, directly or indirectly, fund the general corporate and working capital needs of the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY
AND SELLER

Section 2.1         Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

(a)                Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)               Convertible Preferred Shares (“CPS”). The Series A Preferred shares to be transferred and issued to Purchaserhereunder at Closing will, upon issuance, be validly issued, fully paid and non-assessable, free and clear of liens and restrictions. Assuming the truth and accuracy of the representations and warranties in Article IIIbelow, the issuance of the Shares hereunder will be exempt from registration under the Securities Act of 1933, as amended (the “Act”), and any applicable state securities laws.

Conversion rights. The Series A Preferred have conversion rights that allowing thePurchaser per its sole discretion to convert each shares of Series A Preferred into one thousand (1,000) shares of Common Stockin the Company subject to the terms and conditions of the Certificate of Designation establishing the SeriesA Preferred, a copy of which is annexed hereto as Exhibit A. Said Series A Preferred Cannot be diluted and regardless of any future corporate action by issuer can always be converted into 10,000,000 shares like no corporate action was taken.

(c)                Authority. The Company has all requisite limited liability company power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby, and the execution, delivery and performance by the Company of this Agreement have been duly authorized by all requisite action by the Company and this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity).

(d)               No Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time or both, (i) violate any provision of law, statute, rule or regulation to which the Company is subject, (ii) violate any order, judgment or decree applicable to the Company or (iii) conflict with or result in a breach or default under any term or condition of the Company’s governing instruments or any agreement or other instrument to which it is a party or to which it is bound.

(e)                Company is required to file periodic reports with the SEC pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The reports, schedules, forms, statements and other documents filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2020, including the exhibits thereto and documents incorporated by reference therein, are collectively referred to herein as the “SEC Reports.” As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)                  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

Section 2.2           Representations and Warranties of the Seller. The Seller hereby representsand warrants to the Purchaser that the Seller is the beneficial and record owner of the Shares and that upon payment of the Purchase Price as provided herein the Purchaser shall be the owner of the Shares free and clear of all liens, claims and encumbrances.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Section 3.1           Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

(a)                The Purchaser has all requisite power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby, and the execution, delivery and performance by the Purchaser of this Agreement have been duly authorized by all requisite action by the Purchaser and this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b)               The Purchaser is acquiring the Shares solely for its own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and the Purchaser will hold the Shares as an investment, yet per its sole discretion can convert/sell/pledge/assign it at any time.

(c)                The Purchaser has the financial ability to bear the economic risk of an investment in the Company, has adequate means of providing for its current needs and contingencies, has no need for liquidity in such investment and could afford a complete loss of such investment.

(d)               With respect to the investment made in the Shares, the Purchaser is an “Accredited Investor” as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission.

(e)                The Purchaser understands that the Shares have not been registered under the Act, or the securities laws of certain states, in reliance upon specific exemptions from registration thereunder, and agrees that the Shares may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Act and applicable state securities laws. The Purchaser understands that it is not anticipated that there will be any market for resale of the Shares and that it may not be possible for the Purchaser to liquidate an investment in the Shares on a short-term basis. The Purchaser understands the legal consequences of the foregoing to mean that it must bear the economic risk of investment in the Shares for an indefinite period of time.

(f)                The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby will not, with or without the giving of notice or the lapse of time or both, (i) violate any provision of law, statute, rule or regulation to which the Purchaser is subject, (ii) violate any order, judgment or decree applicable to the Purchaser or (iii) conflict with or result in a breach or default under any term or condition of the Purchaser’s governing instruments or any agreement or other instrument to which it is a party or to which it is bound.

Purchaser understands and agrees that the consummation of this Agreementincluding the transfer of the Shares as contemplated hereby, constitutes the offer and sale of securities underthe Securities Act. Purchaser agrees that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired. Purchaser understands that the Shares havenot been registered under the Securities Act and must be held indefinitely without any transfer, sale, or other disposition unless such shares are subsequently registered under the Securities Act or registration is not required under the Securities Act in reliance on an available exemption and that all Shares purchased must be held for a minimum of six months under Rule 144 prior to resale, if any. The Shares to be acquired by the Purchaser under this Agreement will be acquired for the Purchaser’s own account, for investment, and not with the present intention of resale or distribution of all or any part of the securities. Purchaser agrees that it will refrain from transferring or otherwise disposing of any of the Shares, or any interest therein, in such manner as to violate the Securities Act or any applicable state securities law regulating the disposition thereof. Purchaser understands that the Shares being sold pursuant to this Agreement are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of Purchaser’s representations, warranties, agreements, and understandings set forth herein to determine Purchaser’s suitability to acquire the Shares.

(g)                Purchaser has received all the information Purchaser considers necessary or appropriate for deciding whether or not to purchase the Shares. Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Shares, the Company, its financial information and business. The foregoing, however, does not limit or modify the representations and warranties of the Company in this Agreement or the right of Purchaser to rely thereon.

(h)               Purchaser is aware, of the financial position of the Company; understands that there is no “established trading market” for any of the Shares, that the Company is uncertain, at this time, whether there will be any future “established trading market” for any of the Shares; and that the purchase price being paid for the Shares bears no relationship to assets, book value or other established criteria of value. Purchaser has conducted its own investigation of the risks and merits of investments in the Company, and Purchaser has had the opportunity to discuss this documentation with the directors and executive officers of the Company; to ask questions of these directors and executive officers; and that to the extent requested, all such questions have been answered to its satisfaction.

ARTICLE IV
MISCELLANEOUS

Section 4.1          Survival. The representations and warranties of the Purchaser, the Seller and the Company contained herein shall survive the closing of the sale of the Shares and shall remain in full force and effectuntil the expiration of the applicable statute of limitations. Neither party may make any claim with respectto a breach of any of the representations and warranties after the survival date.

Section 4.2           Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of each of the parties hereto.

Section 4.3           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

Section 4.4          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including .pdf or any electronic signature, e.g., DocuSign) or other transmission method and any counterparty so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 4.5           Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.

Section 4.6           Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto and the performance of the obligations imposed thereby shall be governed by the internal law, but not the law of conflicts, of the State of Delaware applicable to transactions to be entirely performed therein.

Section 4.7          Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not

Section 4.8          No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 4.9          Complete Agreement. This Agreement embodies the complete agreement and understanding among the parties with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

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{Signature page to Stock Purchase Agreement}

IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the date first written above.

THE SELLER:

By:

Name:	Marko Radisic
Title:	Seller

THE PURCHASER:

By:

GBT Technologies Inc.
Name:	Mansour Khatib
Title:	CEO

THE COMPANY:

Touchpoint Group Holdings, Inc.

By:
Name:	Mark White
Title:	CEO